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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-10119, 333-73357, 333-48396 and 33-56571) of
AMERCO and its subsidiaries of our report dated September 23, except for notes 1, 21 and 22, for which the date is January 6, 2003, relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Phoenix, Arizona
January 9, 2003